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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 16, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-19557                 36-3777824
------------------------------      --------------      ------------------------
 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                              --------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01    REGULATION FD DISCLOSURE.

         Salton, Inc. has set the close of business on Friday, July 1, 2005 as a special record date for the purpose of determining the holders of 10-3/4% Senior Subordinated Notes entitled to receive the aggregate interest payment of $6,718,750 that was due on June 15, 2005 under such Notes, plus an aggregate of $63,595 interest on such defaulted interest. The payment date for such defaulted interest has been set as Thursday, July 14, 2005.

         There can be no assurance that Salton will make the defaulted interest payment to such holders of the 2005 Notes.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 16, 2005

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        -------------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director



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